Exhibit 10.1

AMENDMENT NO. 1

TO AMENDED AND RESTATED

CREDIT AGREEMENT AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT AND SECURITY AGREEMENT, dated as of August 18, 2006 (this “First Amendment”), to the (i) Amended and Restated Credit Agreement, dated as of June 8, 2005 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among AMERCO REAL ESTATE COMPANY, a Nevada corporation (“AMERCO Real Estate”), AMERCO REAL ESTATE COMPANY OF TEXAS INC., a Texas corporation (“AMERCO Texas”), AMERCO REAL ESTATE COMPANY OF ALABAMA, INC., an Alabama corporation (“AMERCO Alabama”), and U-HAUL CO. OF FLORIDA, INC., a Florida corporation (“U-Haul Florida”) (each, a “Borrower” and, individually and collectively, jointly and severally, the “Borrowers”), U-HAUL INTERNATIONAL, INC., a Nevada corporation (“U-Haul International”) and MERRILL LYNCH COMMERCIAL FINANCE CORP., a Delaware corporation (together with its permitted successors or assigns, the “Lender”) and (ii) Security Agreement, dated as of June 8, 2005 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Security Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”), among the Grantors and the Lender. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers have requested the Lender to agree to amend certain provisions of the Existing Credit Agreement as set forth in this Amendment. The Lender is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

SECTION 1.  Amendments.

(a)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Applicable Amortization Schedule” and substituting in lieu thereof the following new definition:

““Applicable Amortization Schedule”: (a) at any time with respect to the Term Loan Commitments, (i) if no Rapid Amortization Event is in effect, the schedule attached hereto as Schedule 1.3-A, and (ii) if a Rapid Amortization Event is in effect, sum of (A) the amount set forth in Schedule 1.3-A for such time plus (B) such an additional amount that, after giving effect to the reduction of the Term Loan Commitment pursuant to both subclauses (A) and (B) of this clause (ii) and the prepayments of the Term Loan required pursuant to Section 3.6(a) as a result thereof, on a pro forma basis as if such reductions and prepayments occurred as of the last day of the fiscal quarter of the Borrowers immediately preceding such time, the Debt Service Coverage Ratio would be 1.50, and (b) in the case of the Revolving Credit Commitments at all times, the schedule attached hereto as Schedule 1.3-B.”

(b)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” and substituting in lieu thereof the following new definition:

“Applicable Margin”: (a) for any Term Loan, 1.50% per annum and (b) for any Revolving Credit Loan as of any date, the applicable rate per annum set forth below in the table opposite the Debt Service Coverage Ratio for the fiscal quarter most recently ended prior to such date:
Debt Service Coverage Ratio	Applicable Margin
x ≥ 3.40	1.50%
3.40 > x ≥ 3.20	1.60%
3.20 > x ≥ 3.00	1.70%
3.00 > x ≥ 2.80	1.80%
2.80 > x ≥ 2.00	1.90%
2.00 > x	2.00%

(c)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “CMBS Properties Excess Cash Flow” and substituting in lieu thereof the following new definition:

““CMBS Properties Excess Cash Flow”: for any period, the sum of (a) all amounts which are distributable to any of the “Borrowers” under and as defined in any CMBS Mortgage Agreements pursuant to Section 5.05 of such CMBS Mortgage Agreements for such period, net of, without duplication, Operating Expenses in respect of any CMBS Properties subject to such CMBS Mortgage Agreements and payments of principal and interest under the CMBS Mortgage Agreements, in each case accrued during such period, and (b) any Permitted CMBS Refinancing Excess Cash Flow and any Unencumbered CMBS Excess Cash Flow for such period.”

(d)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Collection Sub-Account Deposit ” and substituting in lieu thereof the following new definition:

““Collection Sub-Account Deposit”: for any calendar month, the deposit to be made by U-Haul International into the Collection Sub-Account pursuant to Section 6.10(c) for such month, consisting of an amount equal to the sum of (i) the monthly principal amortization payment, if required, of the Loans pursuant to the Applicable Amortization Schedule hereto required to be paid on the Payment Date next following the end of such month, and (ii) the interest which would be due to be paid on the Payment Date next following the end of such month calculated assuming that applicable Debt Service Coverage Ratio at all times during such month would result in the Loans bearing the highest possible interest rate provided for under Section 3.1(a) at all times during such month.”

(e)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Commitment” and substituting in lieu thereof the following new definition:

““Commitment”: collectively, the Term Loan Commitment and the Revolving Credit Commitment.”

(f)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Commitment Period” and substituting in lieu thereof the following new definition:

““Commitment Period”: the period from and including the First Amendment Effective Date to but not including the Termination Date or such earlier date on which the Revolving Credit Commitment shall terminate as provided herein.”

(g)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Continuing Directors” and substituting in lieu thereof the following new definition:

““Continuing Directors”: the directors of AMERCO on the Closing Date and each other director of AMERCO, if such other director’s nomination for election to the Board of Directors of AMERCO is recommended by a majority of the then Continuing Directors or by a Permitted Holder.”

(h)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Debt Service Coverage Ratio” and substituting in lieu thereof the following new definition:

““Debt Service Coverage Ratio”: as of the last day of any fiscal quarter of the Borrowers, the ratio of (a) the sum of (i) NOI of the CMBS Properties for the period of twelve consecutive calendar months ended on the last day of the month immediately preceding the month in which such day occurs divided by four and (ii) Combined NOI for the period of twelve consecutive calendar months ended on the last day of the month immediately preceding the month in which such day occurs, divided by four, to (b) the sum of (i) interest payable on the Loans during the fiscal quarter ended on such day and (ii) payments of principal on the Loans made during the fiscal quarter ended on such day; provided, that for purposes of calculating such NOI for the CMBS Properties if less than twelve months have elapsed since the closing of the transaction contemplated by the CMBS Documents as to which the Borrowers have provided the reports contemplated in Section 6.1, the amount in clause (a)(i) of this definition shall be the NOI for the CMBS Properties for the period from such closing of the transaction contemplated by the CMBS Documents to such last day of the month immediately preceding the month in which such last day of such fiscal quarter occurs multiplied by a fraction, the numerator of which is 12 and the denominator of which is the number of calendar months elapsed since the closing of the transaction contemplated by the CMBS Documents as to which such reports contemplated in Section 6.1 have been provided.”

(i)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Interest Period” and substituting in lieu thereof the following new definition:

““Interest Period”: with respect to any Eurodollar Loan:

(a) initially, the period commencing on the borrowing date with respect to such Eurodollar Loan and ending on the next following Payment Date; and

(b) thereafter, each period commencing on the day following the last day of the preceding Interest Period applicable to such Eurodollar Loan and ending (a) with respect to any Term Loan, on the next following Payment Date and (b) with respect to any Revolving Credit Loan, one, two or three months thereafter, as selected by the Borrowers in a notice of borrowing or Continuation, as the case may be, given with respect thereto (in the form of Annex I);

provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; and

(2) any Interest Period with respect to any Loan that would otherwise extend beyond the Termination Date, shall end on the Termination Date.”

(j)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Loans” and substituting in lieu thereof the following new definition:

““Loans”: any Term Loan or Revolving Credit Loan made by the Lender pursuant to this Agreement.”

(k)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Non-Usage Amount” in its entirety.

(l)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Note” and substituting in lieu thereof the following new definition:

““Note”: as defined in Section 3.4(c).”

(m)  Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Termination Date” and substituting in lieu thereof the following new definition:

““Termination Date”: the earliest to occur of (a) August 18, 2018 and (b) the date of termination of the Commitment pursuant to Sections 2.4, 2.5, 2.6 or 8.”

(n)  Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

““Applicable Unencumbered CMBS Properties Percentage”: with respect to any Unencumbered CMBS Properties, (i) 50%, if such percentage would result in the Debt Service Coverage Ratio, on a pro forma basis for the fiscal quarter of the Borrowers most recently ended and after the application of such percentage to the determination of Unencumbered CMBS Properties Excess Cash Flow for such period, to be at least 1.50; (ii) 75%, if such percentage would result in the Debt Service Coverage Ratio, on a pro forma basis for the fiscal quarter of the Borrowers most recently ended and after the application of such percentage to the determination of Unencumbered CMBS Properties Excess Cash Flow for such period, to be at least 1.50 and the percentage specified in clause (i) of this definition would not have such result; and (iii) 100%, if neither the percentage in clause (i) or (ii) of this definition would result in the Debt Service Coverage Ratio, on a pro forma basis for the fiscal quarter of the Borrowers most recently ended and after the application of such respective percentages to the determination of Unencumbered CMBS Properties Excess Cash Flow for such period, to be at least 1.50.”

““CMBS Maturity Date”: as defined in Section 6.9(a).”

““Existing Loans”: as defined in Section 2.1(a).”

““Facility Fee”: with respect to any Payment Date during the Commitment Period, an amount equal to: (i) $16,666.67, if the average daily outstanding principal balance of the Revolving Credit Loans for the calendar month ended immediately preceding such Payment Date is less than $100,000,000, (ii) $40,625, if the average daily outstanding principal balance of the Revolving Credit Loans for the calendar month ended immediately preceding such Payment Date is greater than or equal to $100,000,000 but less than $150,000,000 or (iii) $75,000, if the average daily outstanding principal balance of the Revolving Credit Loan for the calendar month ended immediately preceding such Payment Date is greater than or equal to $150,000,000; and with respect to the Termination Date, an amount equal to the prorated portion of the amount which would have accrued for the period since the most recent Payment Date to the Termination Date, based on the calculation set forth above.”

““First Amendment”: Amendment No. 1 to Amended and Restated Credit Agreement and Security Agreement, dated as of August 18, 2006, among the Borrowers, U-Haul International and the Lender.”

““First Amendment Effective Date”: the “Amendment Effective Date” as defined in Section 2 of the First Amendment.”

““Permitted CMBS Refinancing”: with respect to any CMBS Properties, a financing (whatever the form) with respect to such CMBS Properties which:

(a) provides for the payment of excess cash flow to the Borrowers or Affiliates of the Borrowers in an amount during each fiscal quarter of the Borrowers sufficient such that the Debt Service Coverage Ratio for such fiscal quarter would be equal to at least 1.50 (such excess cash flow in respect of any Permitted CMBS Refinancing being referred to herein as “Permitted CMBS Refinancing Excess Cash Flow”), unless otherwise approved by the Lender;

(b) the Borrowers shall have entered into, and shall have caused the applicable financing parties subject to such proposed Permitted CMBS Refinancing and other Persons to have entered into, such direction letters and other documents to provide that the Permitted CMBS Refinancing Excess Cash Flow shall be directed to the Collection Account in the same manner as provided in Section 6.10 with respect to CMBS Properties Excess Cash Flow; and

(c) the Lender shall have received substantially final drafts of the proposed Permitted CMBS Refinancing Documents at least ten (10) Business Days prior to the closing date of such proposed Permitted CMBS Refinancing, and which documents shall be consistent with the terms of this definition and otherwise in form and substance reasonably satisfactory to the Lender.”

““Permitted CMBS Refinancing Documents”: with respect to any Permitted CMBS Refinancing, all of the mortgage notes, mortgage agreements, other security agreements, assignments and other financing documents evidencing, governing or otherwise relating to such Permitted CMBS Refinancing.”

““Permitted CMBS Refinancing Excess Cash Flow”: as defined in the definition of “Permitted CMBS Refinancing” in this Section 1.1.”

““Revolving Credit Commitment”: the obligation of the Lender to make Revolving Credit Loans to the Borrowers pursuant to Section 2.1 in an aggregate principal amount at any one time outstanding not to exceed, during any month following the First Amendment Effective Date, the amount set forth opposite such month on the Applicable Amortization Schedule under the caption “Revolving Credit Commitment”. As of the First Amendment Effective Date, the Revolving Credit Commitment was $200,000,000.”

““Revolving Credit Loan”: as defined in Section 2.1.”

““Term Loan”: as defined in Section 2.1.”

““Term Loan Commitment”: the obligation of the Lender to make Term Loans to the Borrowers pursuant to Section 2.1 in an aggregate principal amount at any one time outstanding not to exceed, during any month following the First Amendment Effective Date, the amount set forth opposite such month on the Applicable Amortization Schedule under the caption “Term Loan Commitment”, as such amount may be changed from time to time in accordance with the provisions of this Agreement. As of the First Amendment Effective Date, the Term Loan Commitment was $300,000,000.”

“Unencumbered CMBS Properties”: as defined in Section 6.9(a)(ii).

“Unencumbered CMBS Properties Excess Cash Flow”: as defined in Section 6.9(a)(ii).

““Unencumbered CMBS Properties Security Documents”: as defined in Section 6.9(a)(ii).”

(o)  Section 2.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Term Loan Commitments. On the Closing Date, concurrently with the amendment and restatement of the Existing Loan Agreement hereby, the Lender acquired the outstanding loans under the Existing Loan Agreement as provided under the terms of the Existing Loan Assignment Agreement, and such loans and the terms thereof were immediately amended, restated and reconstituted as, and were thereupon for all purposes of the Loan Documents, loans outstanding under this Agreement. Subject to the terms and conditions hereof and as of the First Amendment Effective Date, the Lender agrees that “Loans” then outstanding under and as defined in this Agreement (prior to giving effect to the amendments effected pursuant to the First Amendment) (the “Existing Loans”) shall be amended, restated and reconstituted as a term loan, and the Lender agrees to make a further new term loan to the Borrowers in a principal amount equal to the excess of the Term Loan Commitment as of the First Amendment Effective Date and the outstanding principal balance of the Existing Loans, which term loans (collectively, the “Term Loan”) shall be outstanding pursuant to this Section 2.1(a) as a unitary Term Loan in an amount not to exceed the amount of the Term Loan Commitment of the Lender then in effect. Principal amounts of the Term Loan, once paid or prepaid, may not be reborrowed.

(b) Revolving Credit Commitments. Subject to the terms and conditions hereof, the Lender agrees to make revolving credit loans (“Revolving Credit Loans”) to the Borrowers from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of the Revolving Credit Commitment then in effect. During the Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

(c) The Loans hereunder shall be Eurodollar Loans.”

(p)  Section 2.2 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Procedure for Term Loan Borrowing. On the First Amendment Effective Date, the Existing Loans shall be amended, restated and reconstituted as the Term Loan outstanding under Section 2.1(a), and to the extent that the Term Loan Commitment then in effect exceeds the aggregate outstanding principal amount of such Existing Loans, the Lender shall make an additional new term loan to the Borrowers, to be outstanding as part of the Term Loan outstanding under Section 2.1(a), in a principal amount equal to such excess. The Lender will make such borrowing available to the Borrowers by the Lender’s transferring funds relating to such borrowing to an account of the Borrowers by wire transfer in accordance with the instructions separately certified to the Lender by the Borrowers in writing prior to the First Amendment Effective Date and specified as such in the Account and Payment Instructions Certificate.

(b) Procedure for Revolving Credit Borrowing. The Borrowers may borrow under the Revolving Credit Commitment during the Commitment Period on any Business Day ,not to exceed four (4) times in a single month, in an aggregate principal amount not exceeding the lesser of the Commitment and Revolving Credit Commitment then in effect; provided, that the Borrowers shall give the Lender irrevocable notice (which notice must be received by the Lender prior to 2:00 p.m., New York City time, two (2) Business Days prior to the requested Borrowing Date) in the form of Annex I hereto, duly completed, specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date and (iii) and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitment shall be in an amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof.”

(q)  Section 2.3 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Facility Fee. The Borrowers agree to pay to the Lender a Facility Fee on each Payment Date and on the Termination Date.”

(r)  Section 2.4 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“2.4 Termination and Mandatory Reduction of Commitment.

(a) Termination of Revolving Credit Commitments. The Borrowers shall have the right, upon not less than [five (5)] Business Days’ notice to the Lender, to terminate the Revolving Credit Commitment in full; provided, that no such termination shall be permitted unless all Revolving Credit Loans have been or are concurrently therewith repaid in full; and provided, further, that upon such termination the Borrowers shall pay to the Lender a prepayment fee in an amount equal to the product of the Revolving Credit Commitment in effect immediately prior to such notice multiplied by (i) 75 basis points (0.75%), in the case that such termination is made within twelve (12) months following the First Amendment Effective Date, (ii) 50 basis points (0.50%), in the case that such termination is made more than twelve (12) months following the First Amendment Effective Date but within twenty-four (24) months following the First Amendment Effective Date, and (iii) 25 basis points (0.25%), otherwise.

(b) Mandatory Reduction of Commitment

. The Commitment shall automatically be reduced on the dates and in the amounts (a) as set forth on the Applicable Amortization Schedule, (b) as provided in the second sentence of Section 3.6(b), and (c) upon any sale, transfer, exchange or other disposition of any Eligible Property or any interest (other than leases of or easements on any such Eligible Property not prohibited hereby) therein, or upon any Eligible Property ceasing to be an Eligible Property pursuant to Sections 6.11(b)(i)(B) or 6.11(e), in an amount equal to 65% of the Appraised Value of such Eligible Property, provided that, if in connection with such sale, transfer, exchange or other disposition of an Eligible Property the Borrowers substitute a new Eligible Property pursuant to Section 2.6, such amount of reduction of the Commitment shall be limited to 65% of the excess, if any, of the Appraised Value of the Eligible Property so being disposed of over the Appraised Value of the new Eligible Property being substituted therefor; and in each such case the Borrowers shall prepay the Loans and all other amounts owing under the Loan Documents as provided in Section 3.6(a).”

(s)  Section 2.5 of the Existing Credit Agreement is hereby deleted in its entirety and the remaining clause renumbered accordingly.

(t)  Section 3.1(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) If any Event of Default shall have occurred and be continuing, (i) the principal of all Loans and any interest, facility fee or other amount then due and payable hereunder shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2.00% or (y) in the case of any such overdue interest, facility fee or other amount, the rate described in paragraph (a) of this Section  plus 2.00%, in each case from the date of such Event of Default until such Event of Default is cured or waived in accordance with this Agreement (as well after as before judgment).”

(u)  Section 3.2 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“3.2 Continuation. Any Term Loan which is a Eurodollar Loan shall be Continued as such upon the expiration of the then current Interest Period with respect thereto. Any Revolving Credit Loan which is a Eurodollar Loan may be Continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrowers giving irrevocable notice to the Lender, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Revolving Credit Loan.”

(v)  Section 3.4(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) The Borrowers agree that, upon the request by the Lender, the Borrowers will execute and deliver to the Lender (i) a promissory note of the Borrowers evidencing the Term Loans of the Lender, substantially in the form of Exhibit A-1 (a “Term Loan Note”) and (ii) a promissory note of the Borrowers evidencing the Revolving Credit Loans of the Borrowers, substantially in the form of Exhibit A-2 ( a “Revolving Credit Note”; collectively, the Term Loan Note and the Revolving Credit Note are referred to herein as the “Notes”), in each case with appropriate insertions as to date and principal amount.”

(w)  Section 3.5 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Optional Prepayments. (a) The Borrower may at any time prepay the Term Loans, in whole but not in part, upon irrevocable notice to the Lender (in the form of Annex III) prior to 2:00 p.m., New York City time, at least three (3) Business Days prior thereto, specifying the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, (a) together with any amounts payable pursuant to Section 3.13 and (b) a prepayment fee in an amount equal to the product of the Term Loan Commitment then in effect multiplied by (i) 75 basis points (.75%), in the case the Term Loans are prepaid within twelve (12) months following the First Amendment Effective Date, (ii) 50 basis points (.50%) in the case the Term Loans are prepaid more than twelve (12) months but within twenty-four (24) months following the First Amendment Effective Date and (iii) 25 basis points (.25%), otherwise.

(b) The Borrower may at any time prepay the Revolving Credit Loans, in whole or in part, upon irrevocable notice to the Lender (in the form of Annex III) prior to 2:00 p.m., New York City time, at least three (3) Business Days prior thereto, specifying the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (i) any amounts payable pursuant to Section 3.13 and (ii) if the Revolving Credit Commitment is terminated in full, a prepayment fee in accordance with Section 2.4(a). Partial prepayments pursuant to this Section shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof, exclusive of any fees or accrued interest then due.”

(x)  Section 3.6(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) If on any date the aggregate outstanding principal amount of the Term Loans or the Revolving Credit Loans exceeds the Term Loan Commitment or the Revolving Credit Commitment, respectively, the Borrowers shall immediately prepay such Loans in an amount equal to the amount of such excess.”

(y)  Section 3.7(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) All facility fees and interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Lender shall as soon as practicable notify the Borrowers of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Lender shall as soon as practicable notify the Borrowers, by facsimile transmission or electronic mail, of the effective date and the amount of each such change in interest rate.”

(z)  Section 5.3 of the Existing Credit Agreement is hereby deleted in its entirety.

(aa)  Section 6.9 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“6.9 CMBS Maturity and Refinancing.

(a) In the event that the Indebtedness under any of the CMBS Documents is to mature at a time when any Loans are unpaid or the Commitment is in effect, the Borrowers shall either:

(i) if the CMBS Properties subject to such CMBS Documents are to be subject to a new financing after the maturity of such Indebtedness, cause such new financing to be a Permitted CMBS Refinancing; and

(ii) if such CMBS Properties subject to such CMBS Documents are not to be subject to a new financing after the maturity of such Indebtedness, or if they otherwise cease to be encumbered by such CMBS Documents (any such pool of CMBS Properties, “Unencumbered CMBS Properties”), (A) enter into such supplements to or amendments of the Security Documents, and enter into such additional Security Documents (collectively, the “Unencumbered CMBS Properties Security Documents”), as shall be reasonably requested by the Lender to create and perfect a first-priority Lien on property constituting not less than the Applicable Unencumbered CMBS Properties Percentage of the NOI of such Unencumbered CMBS Properties (such portion of such NOI, “Unencumbered CMBS Properties Excess Cash Flow”), (B) cause such Unencumbered CMBS Properties Excess Cash Flow to be directed to the Collection Account in the same manner as provided in Section 6.10 for CMBS Properties Excess Cash Flow, and (C) enter into arrangements whereby the Lender or a third-party servicer satisfactory to the Lender shall service the collection and remittance of such Unencumbered CMBS Properties Excess Cash Flow, pursuant to servicing documents reasonably satisfactory to the Lender;

in each case not later than the date of the maturity of such Indebtedness under such CMBS Documents (the maturity date of the Indebtedness under any CMBS Documents or Permitted CMBS Refinancing Documents being referred to as the “CMBS Maturity Date” thereof).

(b) The Borrowers may not, without the prior written consent of the Lender:

(i) with respect to any CMBS Properties subject to any CMBS Documents or Permitted CMBS Refinancing Documents, release any such CMBS Properties from such CMBS Documents or Permitted CMBS Refinancing Documents, or

(ii) with respect to any Unencumbered CMBS Properties, substitute any property for any CMBS Property.

(c) Upon the consummation of any Permitted CMBS Refinancing, or a pool of CMBS Properties becoming Unencumbered CMBS Properties, all of the provisions of this Agreement and the other Loan Documents applicable to the transactions under the CMBS Documents and to the CMBS Properties Excess Cash Flow (including, without limitation, Sections 6.10 and 7.3 of this Agreement and Sections 3, 4(d) and 5(f) and (j) of the Security Agreement) shall apply to such Permitted CMBS Refinancing or Unencumbered CMBS Properties, the Permitted CMBS Refinancing Documents or Unencumbered CMBS Properties Security Documents therefor, and the Permitted CMBS Excess Cash Flow and Unencumbered CMBS Excess Cash Flow related thereto, mutatis mutandis.”

(bb)  Section 7 of the Existing Credit Agreement is hereby amended by adding a new Section 7.6 at the end thereof, in proper numerical order, as follows:

“7.6 Alterations. Make any alteration or modification to any Eligible Property unless such alterations or modifications would not impair or diminish the Appraised Value of the Property.”

(cc)  Schedule 1.3 to the Existing Credit Agreement is hereby amended and restated in its entirety in the form of Schedules 1.3-A and 1.3-B attached hereto

(dd)  Exhibit A to the Existing Credit Agreement is hereby amended and restated in its entirety in the form of Exhibits A-1 and A-2 attached hereto.

(ee)  Annex I to the Existing Credit Agreement is hereby amended and restated in its entirety in the form of Annex I attached hereto.

(ff)  Section 1 of the Existing Security Agreement is hereby amended by adding the following new definitions in proper alphabetical order:

““CMBS Properties Excess Cash Flow Collateral”: collectively, all right, title and interest of any Grantor in and to any cash or right to receive cash, or any Accounts, Chattel Paper, General Intangibles, Instruments, Receivables, Securities, Securities Accounts, Security Entitlements, or other property, comprising, evidencing or arising from, in whole or in part, any CMBS Properties Excess Cash Flow or any Permitted CMBS Refinancing Excess Cash Flow, and all products and Proceeds thereof.”

““Excluded Assets”: all Vehicles (but not the Grantor’s interest in truck and other vehicle rental revenue related to the Eligible Properties), and any property of any Grantor to the extent not comprising any part of, or arising or derived from, or otherwise related to, any of the Eligible Properties or the CMBS Properties Excess Cash Flow Collateral, including, without limitation, the property listed on Schedule II.”

SECTION 2.  Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent shall have been satisfied or waived:

(a)  the Lender shall have received the following:

(i)  This Amendment, executed and delivered by a duly authorized officer of each Borrower;

(ii)  For the account of the Lender, a Term Loan Note and a Revolving Credit Note, conforming to the requirements of the Credit Agreement and executed by a duly authorized officer of the Borrowers;

(iii)  A closing certificate of each Borrower, dated the First Amendment Effective Date, substantially in the form of Exhibit E to the Existing Credit Agreement, with appropriate insertions and attachments, satisfactory in form and substance to the Lender, executed by the Treasurer and the Secretary of such Borrower;

(iv)  A copy of the resolutions, in form and substance satisfactory to the Lender, of the Board of Directors of each Borrower authorizing (i) the execution, delivery and performance of this First Amendment, (ii) the borrowings contemplated hereunder and (iii) the granting by it of, and the continuation of, the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of such Borrower as of the First Amendment Effective Date, which certification shall be included in the certificate delivered in respect of such Borrower pursuant to clause (c) above, shall be in form and substance satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

(v)  A certificate of each Borrower, dated the First Amendment Effective Date, as to the incumbency and signature of the officers of such Borrower executing this First Amendment, which certificate shall be included in the certificate delivered in respect of such Borrower pursuant to clause (c) above, shall be satisfactory in form and substance to the Lender, and shall be executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Borrower;

(vi)  True and complete copies of the Governing Documents of each Borrower, certified as of the First Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Borrower, which certification shall be included in the certificate delivered in respect of such Borrower pursuant to clause (c) above and shall be in form and substance satisfactory to the Lender;

(vii)  Certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Borrower (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify would not have a Material Adverse Effect;

(viii)   The executed legal opinions of counsel to the Borrowers, covering such matters incident to the transactions contemplated by this First Amendment as the Lender may reasonably require, and in form and substance satisfactory to the Lender;

(ix)  All partnership, corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this First Amendment shall be satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request; and

(x)  An amendment fee in an amount equal to $2,500,000.

(b)  Any filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1 or amendments to financing statements on form UCC-3, necessary or, in the opinion of the Lender, desirable to perfect or to continue the perfection of the Liens created by the Security Documents shall have been completed or arrangements satisfactory to the Lender to complete the same shall have been made.

(c)  Each of the representations and warranties made by the Borrowers and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (unless such representation and warranty is made as of an earlier date in which case such representation and warranty shall be true and correct as of such earlier date).

(d)  No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

(e)  All partnership, corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this First Amendment shall be satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby as it shall reasonably request.

SECTION 3.  Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and, after giving effect to the amendment set forth in Section 1 hereof, hereby confirms and reaffirms the representations and warranties contained in Section 4 of the Credit Agreement.

SECTION 4.  Limited Effect. Except as expressly amended and modified hereby, the Existing Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided that upon the Amendment Effective Date, all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Credit Agreement in any of the other Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

SECTION 5.  Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart hereof.

SECTION 6.  Reproduction of Documents. This Amendment, and all documents relating hereto, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 7.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

AMERCO REAL ESTATE COMPANY, as a Borrower and a Grantor

AMERCO REAL ESTATE COMPANY OF TEXAS, INC., as a Borrower and a Grantor

AMERCO REAL ESTATE COMPANY OF ALABAMA, INC., as a Borrower and a Grantor

U-HAUL CO. OF FLORIDA, INC., as a Borrower and a Grantor

By:

Name: Gary B. Horton

Title: Treasurer

U-HAUL CO. OF ALABAMA, INC.
U-HAUL CO. OF ALASKA
U-HAUL CO. OF ARIZONA
U-HAUL CO. OF CALIFORNIA
U-HAUL CO. OF COLORADO
U-HAUL CO. OF CONNECTICUT
U-HAUL CO. OF GEORGIA
U-HAUL CO. OF IDAHO, INC.
U-HAUL CO. OF ILLINOIS, INC.
U-HAUL CO. OF INDIANA, INC.
U-HAUL CO. OF IOWA, INC.
U-HAUL CO. OF KANSAS, INC.
U-HAUL CO. OF KENTUCKY
U-HAUL CO. OF LOUISIANA
U-HAUL CO. OF MAINE, INC.
U-HAUL CO. OF MARYLAND, INC.
U-HAUL CO. OF MASSACHUSETTS AND OHIO, INC.
U-HAUL CO. OF MICHIGAN
U-HAUL CO. OF MINNESOTA
U-HAUL CO. OF MISSISSIPPI
U-HAUL CO. OF MONTANA, INC.
U-HAUL CO. OF NEBRASKA
U-HAUL CO. OF NEVADA, INC.
U-HAUL CO. OF NEW HAMPSHIRE, INC.
U-HAUL CO. OF NEW JERSEY, INC.
U-HAUL CO. OF NEW MEXICO, INC.
U-HAUL CO. OF NEW YORK AND VERMONT, INC.
U-HAUL CO. OF NORTH CAROLINA
U-HAUL CO. OF NORTH DAKOTA
U-HAUL CO. OF OKLAHOMA, INC.
U-HAUL CO. OF OREGON
U-HAUL CO. OF PENNSYLVANIA
U-HAUL CO. OF RHODE ISLAND
U-HAUL CO. OF SOUTH CAROLINA, INC.
U-HAUL CO. OF SOUTH DAKOTA, INC.
U-HAUL CO. OF TENNESSEE
U-HAUL CO. OF TEXAS
U-HAUL CO. OF UTAH
U-HAUL CO. OF VIRGINIA
U-HAUL CO. OF WASHINGTON
U-HAUL CO. OF WEST VIRGINIA
U-HAUL CO. OF WISCONSIN, INC.
as Grantors

By

Name: Gary B. Horton

Title: Treasurer

MERRILL LYNCH COMMERCIAL FINANCE CORP., as Lender

By:

Name: Ryan D. Bell

Title: Vice President

Acknowledged and Agreed:

U-HAUL INTERNATIONAL, INC.,

as Guarantor

By: ___________________________

Name: Gary B. Horton

Title: Treasurer

Schedule 1.3-A

Mandatory Reductions in Term Loan Commitment, Amortization and Rapid Amortization

Date	Term Loan Commitment* Commitment reductions pursuant to provisions of the Credit Agreement other than Section 2.4(a) shall be deemed applied to reduce each amount set forth in this schedule.
First Amendment Effective Date	$300,000,000.00
September 10, 2006	$300,000,000.00
October 10, 2006	$299,167,000.00
November 10, 2006	$298,333,000.00
December 10, 2006	$297,500,000.00
January 10, 2007	$296,667,000.00
February 10, 2007	$295,833,000.00
March 10, 2007	$295,000,000.00
April 10, 2007	$294,167,000.00
May 10, 2007	$293,333,000.00
June 10, 2007	$292,500,000.00
July 10, 2007	$291,667,000.00
August 10, 2007	$290,833,000.00
September 10, 2007	$290,000,000.00
October 10, 2007	$289,167,000.00
November 10, 2007	$288,333,000.00
December 10, 2007	$287,500,000.00
January 10, 2008	$286,667,000.00
February 10, 2008	$285,833,000.00
March 10, 2008	$285,000,000.00
April 10, 2008	$284,167,000.00
May 10, 2008	$283,333,000.00
June 10, 2008	$282,500,000.00
July 10, 2008	$281,667,000.00
August 10, 2008	$280,833,000.00
September 10, 2008	$280,000,000.00
October 10, 2008	$279,167,000.00
November 10, 2008	$278,333,000.00
December 10, 2008	$277,500,000.00
January 10, 2009	$276,667,000.00
February 10, 2009	$275,833,000.00
March 10, 2009	$275,000,000.00
April 10, 2009	$274,167,000.00
May 10, 2009	$273,333,000.00
June 10, 2009	$272,500,000.00
July 10, 2009	$271,667,000.00
August 10, 2009	$270,833,000.00
September 10, 2009	$270,000,000.00
October 10, 2009	$269,167,000.00
November 10, 2090	$268,333,000.00
December 10, 2009	$267,500,000.00
January 10, 2010	$266,667,000.00
February 10, 2010	$265,833,000.00
March 10, 2010	$265,000,000.00
April 10, 2010	$264,167,000.00
May 10, 2010	$263,333,000.00
June 10, 2010	$262,500,000.00
July 10, 2010	$261,167,000.00
August 10, 2010	$260,833,000.00
September 10, 2010	$260,000,000.00
October 10, 2010	$259,167,000.00
November 10, 2010	$258,333,000.00
December 10, 2010	$257,500,000.00
January 10, 2011	$256,667,000.00
February 10, 2011	$255,833,000.00
March 10, 2011	$255,000,000.00
April 10, 2011	$254,167,000.00
May 10, 2011	$253,333,000.00
June 10, 2011	$252,500,000.00
July 10, 2011	$251,667,000.00
August 10, 2011	$250,833,000.00
September 10, 2011	$250,000,000.00
October 10, 2011	$249,167,000.00
November 10, 2011	$248,333,000.00
December 10, 2011	$247,500,000.00
January 10, 2012	$246,667,000.00
February 10, 2012	$245,833,000.00
March 10, 2012	$245,000,000.00
April 10, 2012	$244,167,000.00
May 10, 2012	$243,333,000.00
June 10, 2012	$242,500,000.00
July 10, 2012	$241,667,000.00
August 10, 2012	$240,833,000.00
September 10, 2012	$240,000,000.00
October 10, 2012	$239,167,000.00
November 10, 2012	$238,333,000.00
December 10, 2012	$237,500,000.00
January 10, 2013	$236,667,000.00
February 10, 2013	$235,833,000.00
March 10, 2013	$235,000,000.00
April 10, 2013	$234,167,000.00
May 10, 2013	$233,333,000.00
June 10, 2013	$232,500,000.00
July 10, 2013	$231,667,000.00
August 10, 2013	$230,833,000.00
September 10, 2013	$230,000,000.00
October 10, 2013	$229,167,000.00
November 10, 2013	$228,333,000.00
December 10, 2013	$227,500,000.00
January 10, 2014	$226,667,000.00
February 10, 2014	$225,833,000.00
March 10, 2014	$225,000,000.00
April 10, 2014	$224,167,000.00
May 10, 2014	$223,333,000.00
June 10, 2014	$222,500,000.00
July 10, 2014	$221,667,000.00
August 10, 2014	$220,833,000.00
September 10, 2014	$220,000,000.00
October 10, 2014	$219,167,000.00
November 10, 2014	$218,333,000.00
December 10, 2014	$217,500,000.00
January 10, 2015	$216,667,000.00
February 10, 2015	$215,833,000.00
March 10, 2015	$215,000,000.00
April 10, 2015	$214,167,000.00
May 10, 2015	$213,333,000.00
June 10, 2015	$212,500000.00
July 10, 2015	$211,667,000.00
August 10, 2015	$210,833,000.00
September 10, 2015	$210,000,000.00
October 10, 2015	$209,167,000.00
November 10, 2015	$208,333,000.00
December 10, 2015	$207,500,000.00
January 10, 2016	$206,667,000.00
February 10, 2016	$205,833,000.00
March 10, 2016	$205,000,000.00
April 10, 2016	$204,167,000.00
May 10, 2016	$203,333,000.00
June 10, 2016	$202,500,000.00
July 10, 2016	$201,667,000.00
August 10, 2016	$200,833,000.00
September 10, 2016	$133,333,000.00
October 10, 2016	$132,778,000.00
November 10, 2016	$132,222,000.00
December 10, 2016	$131,667,000.00
January 10, 2017	$131,111,000.00
February 10, 2017	$130,556,000.00
March 10, 2017	$130,000,000.00
April 10, 2017	$129,444,000.00
May 10, 2017	$128,889,000.00
June 10, 2017	$128,333,000.00
July 10, 2017	$127,778,000.00
August 10, 2017	$127,222,000.00
September 10, 2017	$63,333,000.00
October 10, 2017	$63,056,000.00
November 10, 2017	$62,778,000.00
December 10, 2017	$62,500,000.00
January 10, 2018	$62,222,000.00
February 10, 2018	$61,944,000.00
March 10, 2018	$61,667,000.00
April 10, 2018	$61,389,000.00
May 10, 2018	$61,111,000.00
June 10, 2018	$60,833,000.00
July 10, 2018	$60,556,000.00
August 10, 2018	$60,278,000.00
Termination Date	$0

Schedule 1.3-B

Mandatory Reductions in Revolving Credit Commitment, Amortization and Rapid Amortization

Date	Revolving Credit Commitment* Commitment reductions pursuant to provisions of the Credit Agreement other than Section 2.4(a) shall be deemed applied to reduce each amount set forth in this schedule.
At all times	$200,000,000.00

FORM OF REVOLVING CREDIT NOTE
$200,000,000	August 18, 2006 New York, New York

FOR VALUE RECEIVED, AMERCO REAL ESTATE COMPANY, a Nevada corporation (“AMERCO Real Estate”), AMERCO REAL ESTATE COMPANY OF TEXAS INC., a Texas corporation (“AMERCO Texas”), AMERCO REAL ESTATE COMPANY OF ALABAMA, INC., an Alabama corporation (“AMERCO Alabama”), and U-HAUL CO. OF FLORIDA, INC., a Florida corporation (“U-Haul Florida”) (each, a “Borrower” and, individually and collectively, jointly and severally, the “Borrowers”), hereby unconditionally promise to pay to the order of MERRILL LYNCH COMMERCIAL FINANCE CORP., a Delaware corporation (together with its permitted successors or assigns, the “Lender”), at the principal office of the Lender at 4 World Financial Center, 10th Floor, New York, New York 10080, in Dollars and in immediately available funds, the lesser of (a) the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made to the Borrowers pursuant to Section 2.1 of the Credit Agreement referenced below (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Lender to the Borrowers under the Credit Agreement), on the date provided in the Credit Agreement, and to pay interest on the unpaid principal amount of the Revolving Credit Loans until such Revolving Credit Loans shall be paid in full, at the rate per annum and on the dates provided in Section 3.4 of the Credit Agreement.

The date, amount and interest rate of the Revolving Credit Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Revolving Credit Loans made by the Lender.

This Revolving Credit Note is the Revolving Credit Note referred into the Amended and Restated Credit Agreement, dated as of June 8, 2005 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Borrowers, U-Haul International, Inc. and the Lender, and evidences the Revolving Credit Loans made by the Lender thereunder. Terms used but not defined in this Revolving Credit Note have the respective meanings assigned to them in the Credit Agreement.

The Borrowers agree to pay all the Lender’s costs of collection and enforcement (including reasonable attorneys’ fees and disbursements of Lender’s counsel) in respect of this Revolving Credit Note in accordance with the Credit Agreement, including, without limitation, reasonable attorneys’ fees through appellate proceedings.

The Borrowers and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Revolving Credit Note, (b) expressly agree that this Revolving Credit Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Revolving Credit Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Revolving Credit Note, to first institute or exhaust the Lender’s remedies against the Borrowers or any other party liable hereon or against any Collateral for this Revolving Credit Note. No extension of time for the payment of this Revolving Credit Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Revolving Credit Note, shall affect the liability under this Revolving Credit Note of the Borrowers, even if such Borrowers are not parties to such agreement.

Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Revolving Credit Note. Reference is made to the Credit Agreement for provisions concerning optional and mandatory prepayments, Collateral, guarantees, acceleration and other material terms affecting this Revolving Credit Note.

Each Borrower hereby acknowledges and agrees that such Borrower shall be liable to the maximum extent permitted by applicable law for all representations, warranties, covenants, obligations and indemnities of the Borrower under the Loan Documents.

This Revolving Credit Note shall be governed by and construed and interpreted in accordance with the laws of the State of New York whose laws the Borrowers expressly elect to apply to this Revolving Credit Note. The Borrowers agree that any action or proceeding brought to enforce or arising out of this Revolving Credit Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

[SIGNATURE PAGES FOLLOW]

AMERCO REAL ESTATE COMPANY

AMERCO REAL ESTATE COMPANY OF TEXAS, INC.

AMERCO REAL ESTATE COMPANY OF ALABAMA, INC.

U-HAUL CO. OF FLORIDA, INC.

U-HAUL INTERNATIONAL, INC., as Guarantor

By:

Name: Gary B. Horton

Title: Treasurer

SCHEDULE OF REVOLVING CREDIT LOAN

This Revolving Credit Note evidences the Revolving Credit Loan made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

Date Made	Principal Amount of Revolving Credit Loan	Amount Paid or Prepaid	Unpaid Principal Amount	Notation Made by

EXHIBIT A-2

FORM OF TERM NOTE

$300,000,000August 18, 2006

New York, New York

FOR VALUE RECEIVED, AMERCO REAL ESTATE COMPANY, a Nevada corporation (“AMERCO Real Estate”), AMERCO REAL ESTATE COMPANY OF TEXAS INC., a Texas corporation (“AMERCO Texas”), AMERCO REAL ESTATE COMPANY OF ALABAMA, INC., an Alabama corporation (“AMERCO Alabama”), and U-HAUL CO. OF FLORIDA, INC., a Florida corporation (“U-Haul Florida”) (each, a “Borrower” and, individually and collectively, jointly and severally, the “Borrowers”), hereby unconditionally promise to pay to the order of MERRILL LYNCH COMMERCIAL FINANCE CORP., a Delaware corporation (together with its permitted successors or assigns, the “Lender”), at the principal office of the Lender at 4 World Financial Center, 10th Floor, New York, New York 10080, in lawful money of the United States, and in immediately available funds, the lesser of (a) the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) and (b) the aggregate principal amount of the Term Loan made to the Borrowers pursuant to the Credit Agreement referenced below, on the dates provided in the Credit Agreement, and to pay interest on the unpaid principal amount of the Term Loan, at such office, in like money and funds, for the period commencing on the date of such Term Loan until such Term Loan shall be paid in full, at the rate per annum and on the dates provided in the Credit Agreement.

The date, amount and interest rate of the Term Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Term Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Term Loan made by the Lender.

This Term Note is the Term Note referred to in the Amended and Restated Credit Agreement, dated as June 8, 2005 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Borrowers, U-Haul International, Inc., and the Lender, and evidences the Term Loan made by the Lender thereunder. Terms used but not defined in this Term Note have the respective meanings assigned to them in the Credit Agreement.

The Borrowers agree to pay all the Lender’s costs of collection and enforcement (including reasonable attorneys’ fees and disbursements of Lender’s counsel) in respect of this Term Note in accordance with the Credit Agreement, including, without limitation, reasonable attorneys’ fees through appellate proceedings.

The Borrowers, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Term Note, (b) expressly agree that this Term Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Term Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Term Note, to first institute or exhaust the Lender’s remedies against the Borrowers or any other party liable hereon or against any Collateral for this Term Note. No extension of time for the payment of this Term Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Term Note, shall affect the liability under this Term Note of the Borrowers, even if such Borrowers are not parties to such agreement.

Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Term Note. Reference is made to the Credit Agreement for provisions concerning optional and mandatory prepayments, Collateral, guarantees, acceleration and other material terms affecting this Term Note.

Each Borrower hereby acknowledges and agrees that such Borrower shall be liable to the maximum extent permitted by applicable law for all representations, warranties, covenants, obligations and indemnities of the Borrower under the Term Loan Documents.

This Term Note amends, restates and replaces in its entirety the Note, dated as of June 8, 2005, made by the Borrowers in favor of the Lenders pursuant to the Credit Agreement, in the maximum principal sum of $465,000,000 (the “Note”) and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction of the Note. The Borrowers hereby acknowledge and agree that simultaneously with the Borrower’s execution and delivery of this Term Note to the Lender, the Lender has delivered to the Borrower the Note.

This Term Note shall be governed by and construed and interpreted in accordance with the laws of the State of New York whose laws the Borrowers expressly elect to apply to this Term Note. The Borrowers agree that any action or proceeding brought to enforce or arising out of this Term Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

[SIGNATURE PAGE FOLLOWS]

AMERCO REAL ESTATE COMPANY

AMERCO REAL ESTATE COMPANY OF TEXAS, INC.

AMERCO REAL ESTATE COMPANY OF ALABAMA, INC.

U-HAUL CO. OF FLORIDA, INC.

U-HAUL INTERNATIONAL, INC., as Guarantor

By:

Name: Gary B. Horton

Title: Treasurer

SCHEDULE OF TERM LOAN

This Term Note evidences the Term Loan made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

Date Made	Principal Amount of Term Loan	Amount Paid or Prepaid	Unpaid Principal Amount	Notation Made by

ANNEX I

FORM OF NOTICE OF BORROWING / CONTINUATION

[Date]

Merrill Lynch Commercial Finance Corp., as Lender

4 World Financial Center, 33rd Floor

New York, New York 10080

Attention: Paul Tufaro

Re:	AMERCO

Ladies and Gentlemen:

This Notice of [Borrowing] / [Continuation] is delivered to you pursuant to Section 2.2 of the Credit Agreement dated as of June 8, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERCO Real Estate Company, AMERCO Real Estate Company of Texas, Inc., AMERCO Real Estate Company of Alabama, Inc., and U-Haul Co. of Florida, Inc., as borrowers (the “Borrowers”), U-Haul International, Inc., as guarantor and Merrill Lynch Commercial Finance Corp., as lender (the “Lender”). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

[The Borrowers hereby request that a Term Loan be made in the aggregate principal amount of $[____________] on [__________ __, 200_] as a Eurodollar Loan having an Interest Period of one month.]

[The Borrowers hereby request that on [_________ __, 200_] (the “Continuation Date”), $[____________] of the presently outstanding principal amount of the Revolving Credit Loans originally made on [__________ __, 200_], and all presently being maintained as Eurodollar Loans, be continued as Eurodollar Loans having an Interest Period of [one / two / three] month(s).]

The Borrowers hereby acknowledge that, pursuant to Section 5.2 of the Credit Agreement, each of the delivery of this Notice of Borrowing / Continuation and the acceptance by the Borrowers of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrowers that, on and as of the date of such Loans, and immediately before and after giving effect thereto and to the application of the proceeds therefrom, all the representations and warranties made by the Borrowers and the other Loan Parties made in or pursuant to the other Loan Documents are true and correct in all material respects (except for representations and warranties which by their terms relate to an earlier date).

The Borrowers agree that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, they will immediately so notify the Lender. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Lender shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

[Signature page follows]

The Borrowers have caused this Notice of Borrowing / Continuation to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer this __th day of ___________________, 20__.]

[BORROWER]

By:

Name:

Title: